SUPPLEMENT DATED SEPTEMBER 7, 2016 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 28, 2015, AS AMENDED

Important Notice Regarding Change in Names for Babson Capital Funds Trust (the “Trust”) and its series funds (the “Funds”)

Effective September 12, 2016, in order to clarify the Trust’s and the Funds’ relationship to Babson Capital Management LLC, their investment adviser, which concurrently is changing its name to Barings LLC, the names of the Trust and each of the Funds are changing as follows:

The name “Babson Capital Funds Trust” is changed to “Barings Funds Trust”.

The following chart details the name changes for each Fund:

CURRENT FUND NAME	NEW FUND NAME
Babson Global Floating Rate Fund	Barings Global Floating Rate Fund
Babson Global Credit Income Opportunities Fund	Barings Global Credit Income Opportunities Fund
Babson Active Short Duration Bond Fund	Barings Active Short Duration Bond Fund
Babson Total Return Bond Fund	Barings Total Return Bond Fund
Babson Emerging Markets Debt Blended Total Return Fund	Barings Emerging Markets Debt Blended Total Return Fund
Babson Emerging Markets Local Currency Debt Fund	Barings Emerging Markets Local Currency Debt Fund
Babson Global High Yield Fund	Barings Global High Yield Fund
Babson U.S. High Yield Fund	Barings U.S. High Yield Fund

All references to “Babson Capital Management LLC” are replaced by “Barings LLC”.

All references to “Babson Capital Global Advisors Limited” are replaced by “Barings Global Advisers Limited”.

All references to “Cornerstone Real Estate Advisers LLC” are replaced by “Barings Real Estate Advisers LLC”.

All Web site references that include “babsoncapital” or “babson” are replaced with “barings”. For example, references to “babsoncapital.com/funds” are replaced by “barings.com/funds”.

Note that the investment objectives, management and all other aspects of the Trust and each Fund and the ticker symbol for each Class of a Fund’s shares will remain unchanged.

Please Retain This Supplement for Future Reference